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                                                                   Exhibit 10.41

                               FOURTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

      This Fourth Amendment to Amended and Restated Loan Agreement (this "Fourth Amendment") is made as of the 3rd day of April 2000 by Mrs. Fields' Original Cookies, Inc., a Delaware corporation ("Borrower"), and LaSalle Bank National Association, a national banking association ("LaSalle").

                              W I T N E S S E T H:

      WHEREAS, Borrower and LaSalle are all of the parties to that certain Amended and Restated Loan Agreement dated as of February 28, 1998, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of July 31, 1998 (the "First Amendment"), that certain Second Amendment to Amended and Restated Loan Agreement dated as of April 1, 1999 ("Second Amendment"), and that certain Third Amendment to Amended and Restated Loan Agreement dated as of February 1, 2000 ("Third Amendment") (the Amended and Restated Loan Agreement, together with the First Amendment, the Second Amendment and the Third Amendment, as further amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the "Loan Agreement"); and

      WHEREAS, Borrower has requested that LaSalle amend the Loan Agreement with respect to certain matters, and LaSalle is agreeable to such request, on and subject to the terms and conditions set forth herein;

      NOW, THEREFORE, the parties hereto hereby agrees as follows:

      1. Definitions. Capitalized terms used herein and not otherwise defined herein are used with the meanings given such terms in the Loan Agreement.

      2. Amendment. The Loan Agreement is hereby amended as follows:

            (a) by deleting the definition of "Credit Facility" in its entirety and replacing it with the following:

            "Credit Facility" shall mean, with respect to the Borrower, one or more debt facilities (including, without limitation, the debt facility provided by this Agreement) or commercial paper facilities with banks or other institutional lenders (including any related notes, guaranties, collateral documents, instruments and agreements executed in connection therewith) providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose

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      entities formed to borrow from such lenders against such receivables) or letters of credit up to a maximum aggregate amount of not more than $10,000,000, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

            (b) by deleting the definition of "Revolving Loan Commitment" in its entirety and replacing it with the following:

            "Revolving Loan Commitment" shall mean Ten Million and 00/100 Dollars ($10,000,000.00).

            (c)   by deleting the following Section 11.3(b)(xi) in its entirety:

            (xi) the incurrence by Pretzel Time of Indebtedness under a working capital facility, provided that the aggregate principal amount of all Indebtedness (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of Pretzel Time thereunder) outstanding thereunder after giving effect to such incurrence, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any other Indebtedness incurred pursuant to this clause (x), does not exceed an amount equal to $1,000,000;

      3. Conditions Precedent. This Fourth Amendment shall become effective upon completion of each of the following conditions to the reasonable satisfaction of
LaSalle:

            (a) Delivery of Stock Certificates. Borrower shall deliver to LaSalle share certificates for all of the issued and outstanding shares of Pretzel Maker Holdings, Inc. Borrower shall deliver to LaSalle share certificates for all of the shares of Pretzel Time, Inc. that were previously pledged to Martin E. Lisiewski which have now been released from the pledge to Mr. Lisiewski.

            (b) Termination of Liens. The following Uniform Commercial Code financing statements encumbering assets of the Borrower shall be terminated:

                  (i) Number 9434060737 filed with the California Secretary of State by Forum Financial Group, Inc.;

                  (ii) Number 3328767 filed with the Illinois Secretary of State by Forum Financial Group, Inc.;


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                  (iii) Number 3436675 filed with the Illinois Secretary of
                  State by SC Three Limited Partnership;

                  (iv) Number 392633 filed with the Utah Secretary of State by Home Insurance Company/Home Insurance Company of Indiana; and

                  (v) Book 796, Page 433 filed with Summit County, Utah by Home Insurance Company/Home Insurance Company of Indiana.

            (c) Updated Exhibit I. Borrower shall deliver to LaSalle an updated Exhibit I to the Pledge and Security Agreement of Borrower, listing all the shares of stock owned by the Borrower.

            (d) Corporate Deliveries. Borrower shall cause the following to be delivered to LaSalle: corporate resolutions of Pretzel Time, Inc., Pretzel Maker Holdings, Inc. and Great American Cookie Company, Inc. approving each such entity's Guaranty, guaranteeing the indebtedness of Borrower to LaSalle.

            (e) Delivery of Affidavit. Borrower shall deliver to LaSalle a property executed Affidavit, in the form attached hereto as Exhibit A.

      4. Representations and Warranties. Borrower hereby represents, warrants and covenants to LaSalle that:

            (a) Authorization. The Borrower is duly authorized to execute and deliver this Fourth Amendment and all deliveries required hereunder, and is and will continue to be duly authorized to borrow monies under the Loan Agreement, as amended hereby, and to perform its obligations under the Loan Documents.

            (b) No Conflicts. The execution and delivery of this Fourth Amendment and all deliveries required hereunder, and the performance by the Borrower of its obligations under the Loan Documents do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

            (c) Validity and Binding Effect. This Fourth Amendment and the Loan Documents are a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their respective


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                  terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

            (d) No Events of Default. As of the date hereof, no Default or Event of Default under the Loan Documents has occurred or is continuing.

            (e) Warranties. As of the date hereof, the representations and warranties in the Loan Agreement are true and correct as though made on such date, except where a different date is specifically indicated.

      5.    Miscellaneous.

            (a) Captions. Section captions and headings used in this Fourth Amendment are for convenience only and are not part of and shall not affect the construction of this Fourth Amendment.

            (b) Governing Law. This Fourth Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this Fourth Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Fourth Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Fourth Amendment.

            (c) Counterparts. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

            (d) Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            (e) References. From and after the date of execution of this Fourth Amendment, any reference to the Loan Agreement or the other Loan Documents contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Fourth Amendment shall be deemed to include this Fourth Amendment unless the context shall otherwise require.


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            (f)   Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Fourth Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement which is evidenced by the Revolving Note provided for therein and secured by the Collateral. The Loan Agreement, except as modified hereby, and each of the other Loan Documents remain in full force and effect and are hereby reaffirmed in all respects.

      [Balance of page left intentionally blank; signature page follows.]


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      IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to
Amended and Restated Loan and Security Agreement as of the date first set forth above.

                                        MRS. FIELDS' ORIGINAL COOKIES, INC.,
                                        a Delaware corporation

                                        By: /s/ Michael R. Ward
                                           -------------------------------------
                                        Name: Michael R. Ward
                                             -----------------------------------
                                        Title: Vice-President, General Counsel
                                              ----------------------------------


                                        LASALLE BANK NATIONAL ASSOCIATION, a
                                        national banking association

                                        By:     /s/ Michael K. Kriz
                                           -------------------------------------
                                        Name: Michael K. Kriz
                                             -----------------------------------
                                        Title: Asst. Vice-Pres.Leveraged Finance
                                              ----------------------------------
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                                    EXHIBIT A

                                    AFFIDAVIT

      I, Larry Hodges, in my capacity as Chief Executive Officer of Mrs. Fields' Original Cookies, Inc. (the "Company"), hereby state that the Company currently has no cash management, working capital, investment or other accounts of any kind with Bankers Trust Company or Merrill Lynch, or with any of their affiliates, and hereby further state that the Company currently maintains no accounts of any kind with any bank, investment company or other financial institution that are not subject to a blocked account agreement, or some other similar agreement, among the Company, such financial institution and LaSalle Bank National Association.

                                        /s/ Larry A. Hodges
                                        ----------------------------------------
                                        Larry Hodges, Chief Executive Officer